                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant To Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934

                              --------------------


         Date of Report                                June 19, 1998
(Date of earliest event reported)


                         TANDY BRANDS ACCESSORIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State of other jurisdiction of incorporation)


                  0-18929                                      75-2349915
          (Commission File Number)                          (I.R.S. Employer
                                                           Identification No.)

690 East Lamar Boulevard, Suite 200, Arlington, TX                76011
         (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (817)-548-0090






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                         TANDY BRANDS ACCESSORIES, INC.


ITEM 2.  Acquisition or Disposition of Assets

         On May 12, 1998, TBAC-AR Acquisition, Inc., a wholly owned subsidiary of Tandy Brands Accessories, Inc. ("the Company"), was the successful bidder for certain assets of AR Accessories Group, Inc. ("AR") through an auction held in the Bankruptcy Court for the Eastern District of Wisconsin. The assets included, but were not limited to wholesale accounts receivable, wholesale inventory, certain machinery and equipment, the distribution center located in West Bend, Wisconsin and related trade names including "Amity" and "Rolfs". The purchase became effective as of June 8, 1998. The cash purchase price of approximately $18,550,000 was provided by drawing on existing bank lines of credit. The Company believes that its sources of liquidity are sufficient to fund its operations subsequent to the purchase of certain assets of AR Accessories Group.

         AR filed for bankruptcy protection March 13, 1998. Prior to filing for bankruptcy protection, AR was a manufacturer and distributor for over 80 years of men's and women's small leather goods, with distribution and corporate offices located West Bend and Brown Deer, Wisconsin, respectively. Prior to the filing for bankruptcy protection AR terminated manufacturing operations. There has been a substantial change in the revenue producing activities of AR. However, the Company does not believe that the acquisition will have an adverse effect on the results of operations.

         The Company will utilize the purchased tradenames, including Amity(R) and Rolfs(R) in its existing small leather goods business. The Company plans to sell a majority of the manufacturing equipment acquired and certain raw material inventory and retain the assets related to the distribution operations in West Bend. The Company plans to utilize these assets to provide additional distribution capacity for all lines of personal leather goods and handbags. Essentially all administrative functions performed previously by AR will be performed by the staff of the Company at their present Texas headquarters, including but not limited to accounting, marketing, sales, and other management duties. Therefore, since there is not sufficient continuity of the operations prior to and after the purchase of assets, the historical financial statements AR are not relevant to the Company's future operations.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a) The filing of Audited and Unaudited Financial Statements of AR Accessories Group. The acquisition of certain assets of AR does not constitute a "business" for purposes of Rule 3-05 and Rule 11-01(d) of Regulation S-X. As a result, disclosure of historical information of AR is not required as it would not provide information that is necessary to an understanding of the future operations related to such assets.

        (b) The filing of Unaudited Pro Forma Financial Statements of Tandy Brands Accessories, Inc.. The acquisition of certain assets of AR does not constitute a "business" for purposes of Rule 3-05 and Rule 11-01(d) of Regulation S-X. As a result, disclosure of pro forma information giving effect to the acquisition of certain assets of AR is not required as it would not provide information that is necessary to an understanding of the future operations related to such assets.

        (c) Order Authorizing Sale of Properties of the Estates Pursuant to
            Section 363 of the Bankruptcy Code Free and Clear of Liens and Claims, In RE: AR Accessories Group, Inc. and The Wallet Works, Inc., Debtors, Voluntary Chapter 11 Cases nos. 98-22580-JES and 98-22750-JES, respectively, in the United States Bankruptcy Court for the Eastern District of Wisconsin.










                                       2
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                         TANDY BRANDS ACCESSORIES, INC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TANDY BRANDS ACCESSORIES, INC.
                                                   (Registrant)






                                         /s/ Stanley T. Ninemire
                                         --------------------------------------
                                         Stanley T. Ninemire
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer



Date: June 19, 1998




                                       3


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                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF WISCONSIN


IN RE:                        )
                              )
AR ACCESSORIES GROUP, INC.    )    CASE NO. 98-22580-JES
                              )
     AND                      )
                              )
THE WALLET WORKS, INC.,       )    CASE NO. 98-22750-JES
                              )
    DEBTORS.                  )    JUDGE JAMES E. SHAPIRO
                              )    VOLUNTARY CHAPTER 11 CASES


                    ORDER AUTHORIZING SALE OF PROPERTIES OF
                   THE ESTATES PURSUANT TO SECTION 363 OF THE
               BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS

     On March 27, 1998, AR ACCESSORIES, INC., a Wisconsin corporation ("AR") and THE WALLET WORKS, INC., a Wisconsin corporation ("WWI"), the above-captioned debtors in possession (collectively, the "Debtors"), filed with this Court their Motion to Authorize Sale of Assets Pursuant to Section 363 of the Bankruptcy Code and Supplement thereto (collectively, the "Motion"). On May 6, 1998, pursuant to notice, the Court conducted its hearing on the Motion. Having considered the Motion, the statements of counsel, the evidence proffered, the pleadings, and the record in these cases, the Court makes the following findings of fact and conclusions of law:

                                FINDINGS OF FACT

     1. On March 13, 1998, AR filed its voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code, as amended (the "Bankruptcy Code").



ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 1

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On March 17, 1998, WWI filed its voluntary petition for relief under Chapter
11 of the Bankruptcy Code. The Court has ordered that the Chapter 11 cases of the Debtors (collectively, the "Cases") be jointly administered.

     2. Since the Petition Date, the Debtors have continued to operate and manage their assets and business as debtors in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

     3. AR's principal business has been the distribution and sale (wholesale) of leather products and accessories. AR has operated primarily in the State of Wisconsin. WWI's principal business has been the retail sale of leather products and accessories. WWI has operated in approximately 35 states.

     4. The Debtors are insolvent, unable to pay their debts, and unable to reorganize their businesses. It is therefore necessary for the Debtors to sell substantially all of the properties of their estates outside the ordinary course of their business in order to maximize the value of such properties.

     5. On April 13, 1998, the Court heard the Debtor's Supplemental Motion to Authorize Sale of Assets Pursuant to Section 363 of the Bankruptcy Code and to Set Auction Terms and Procedures, and at the conclusion of the hearing entered its order (the "Sale Procedures Order") authorizing and approving the specific procedures to govern the sale by auction of the assets and setting said auction and the hearing on the Motion for May 6, 1998 (the "Sale Approval Hearing").

     6. Pursuant to the Sale Procedures Order, the Debtors issued their Notice Respecting Sale of Assets Pursuant to Section 363 of the Bankruptcy Code and Auction


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 2

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Terms and Procedures, which they duly and properly served upon all of their creditors and other parties in interest. Additionally, the Debtors gave widespread notice of their intention to sell at auction substantially all of their respective assets to all persons who might have any interest in bidding therefor.

     7. Pursuant to the Sale Procedures Order, the Debtors designated the assets to be sold in various lots (the "Lots").

     8. On May 6, 1998, the Debtors conducted the public auction of the Lots at the United States Courthouse in Milwaukee, Wisconsin, pursuant to the Bid Procedures and the Sale Procedures Order. At the conclusion of the bidding, the highest and best bids were as follows: $23,750,000 bid by TANDY BRANDS ACCESSORIES, INC., a Delaware corporation ("TBAC"), for itself and as nominee for ROSEDALE WILSONS, INC., a Minnesota corporation ("Wilsons") for the following properties of the estates (the "Assets"):

     Lot 11: substantially all of the AR and WWI assets, more particularly described as:

             Lot 1: Finished goods packaged inventory, finished goods bulk inventory, raw material inventory (not including that which is located in Hong Kong), packaging inventory, trade accounts receivable, machinery and equipment located at the AR Distribution Center, furniture and fixtures located at the AR Distribution Center, West Bend manufacturing and distribution center real estate, vehicles, such real estate leases as TBAC designated in writing to be included (all as set forth in Section IV hereinbelow, referred to herein as the "AR Leases"), the leasehold improvements relating to the AR Leases, such executory contracts and non-real estate leases as TBAC designates in writing to be included and goodwill (including customer lists, patents and brands (including, without limitation, the names "Amity" and "Rolfs"), excluding the name "the Wallet Works").

             Lot 5: The name "the Wallet Works."




ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 3
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             Lot 7: Inventory at the stores, inventory at the Distribution
             Center, furniture and fixtures at the stores, such store leases as Wilsons designated in writing to be included (the "WWI Leases"), the leasehold improvements relating to the WWI Leases, such executory contracts and non-residential real estate leases as Wilsons designated in writing to be included (the "WWI Contracts"), and goodwill.

In the event that Wilsons fails to close the purchase of Lots 5 and 7, TBAC shall do so.

     9. The bid of TBAC (for itself and as nominee for Wilsons) is the highest and best offer for Lot 11.

     10. The Debtors are good faith sellers and TBAC and Wilsons are good faith purchasers within the meaning of Section 363(m) of the Bankruptcy Code, and TBAC and Wilsons are entitled to the protections of such Section 363(m). The sale of Lot 1 to TBAC and of Lots 5 and 7 to Wilsons is the product of substantial and good faith bidding that was conducted in public, at arm's length, and without collusion.

     11. Approval of the sale of the Assets and the consummation of the sale are in the best interest of the Debtor's respective estates. The Court finds that the Debtors have articulated sound, good, and sufficient business reasons justifying the sale of the Assets and the assumption and assignment of certain executory contracts and unexpired leases pursuant to Sections 363 and 365 of the Bankruptcy Code. The consideration to be paid to the Debtors by TBAC and Wilsons for the Assets is fair and constitutes reasonably equivalent value.

     12. All findings of fact made herein or announced by the Court in connection with the Sale Procedures Order are incorporated herein.


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 4

     13. All findings of fact which constitute conclusions of law shall be deemed to be conclusions of law.

                               CONCLUSIONS OF LAW

     14. The Court has jurisdiction of the Cases and of the properties of the Debtors and their respective bankruptcy estates under 28 U.S.C. Sections 1334 and 157. The Motion concerns the administration of the Debtors' estates, approval of the sale of properties of the Debtors' estates, and the assumption and assignment of unexpired leases and executory contracts and is, therefore, a core proceeding under 28 U.S.C. Sections 157(b)(2)(A), (M), (N) and (O).

     15. Good and sufficient notice of the Bid Procedures and the Sale Approval Hearing has been given in accordance with the requirements of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Eastern District of Wisconsin, and the Sale Procedures Order.

     16. All requirements of Bankruptcy Code Section 363(b) and (f) and any other applicable law relating to the sale of the Assets have been satisfied. All requirements of Bankruptcy Code Section 365 relating to the assumption and assignment of the designated executory contracts and unexpired leases in connection with the sale of Lot 7 shall be satisfied subsequently.

     17. The discussions and negotiations between the Debtors and TBAC and Wilsons, respectively, have been at all times at arm's length, without collusion, and in good faith within the meaning of bankruptcy Code Section 363(m), and such parties are entitled to the protections afforded by Bankruptcy Code Section 363(m). None of the Debtors, TBAC, or




ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 5

Wilsons engaged in any conduct that would cause or permit the sale of any of the Assets to be avoided pursuant to Bankruptcy Code Section 363(n).

     18. The transfers by the Debtors of Lot 1 to TBAC and of Lots 5 and 7 to Wilsons (a) are and will be legal, valid, and effective transfers of the Assets to TBAC and Wilsons, (b) vest and will vest TBAC and Wilsons, respectively, with all right, title, and interest of the Debtors in and to Lots 1, 5, and 7 free and clear of all liens, claims, and encumbrances pursuant to Bankruptcy Code Section 363(f), and (c) constitute transfers for reasonably equivalent value and fair consideration.

     19. All of the provisions of this Order are nonseverable and mutually dependent.

     20. All conclusions of law made or announced by the Court in connection with the Sale Procedures Order are incorporated herein.

     21. All conclusions of law which are findings of facts shall be deemed to be findings of fact.

IN ACCORDANCE WITH AND BASED ON THE FOREGOING FINDINGS OF FACT AND CONCLUSIONS OF LAW, IT IS HEREBY ORDERED THAT:

     1.   The relief requested in the Motion is granted in all respects.

     2.   All objections to the Motion not withdrawn are overruled and denied.

     3. The sale of Lot 11 to TBAC for itself and as nominee for Wilsons is approved in all respects.

     4. The Debtors are authorized to consummate the sale of Lot 1 to TBAC and the sale of Lots 5 and 7 to Wilsons, as nominee of TBAC, and such sales are conditioned on all of Lots 1, 5, and 7 closing simultaneously, either into escrow or without escrow, as


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 6
the case may be. The Debtors and their directors, officers, representatives, and attorneys are authorized and empowered now and in the future to carry out the sales, to issue, execute, deliver, file, and record, as appropriate, all necessary, reasonable, or appropriate documents, and to take any other action as will be consistent with, and necessary or appropriate to, implement, effectuate, and consummate the sale of Lot 1 to TBAC and the sale of Lots 5 and 7 to Wilsons all without further order of the Court. The execution of any such document or the taking of any such action shall be, and hereby is, deemed conclusive evidence of the authority of such person to so act in behalf of the Debtors.

          5. WWI shall promptly file a motion under Bankruptcy Code Section 365 seeking assumption and assignment to TBAC and Wilsons, respectively, of the executory contracts and unexpired leases designated at the auction.

          6. In order to facilitate and effectuate the sale, the Debtors shall not reject the leases of its computer equipment and software and shall pay all hereafter accruing rentals and charges therefor for 60 days, or such lesser period as TBAC requests, provided that TBAC immediately reimburses the Debtor for the amount of such rentals and charges to the Debtors related thereto and occurring after the closing. If requested by TBAC, AR will reasonably endeavor to extend such period on the same proviso.

          7. Upon payment of the purchase price, all right, title, and interest in and to Lot 1 shall be immediately vested in TBAC and all right, title, and interest in and to Lots 5 and 7 shall be immediately vested in Wilsons, all free and clear of all liens, claims, and encumbrances pursuant to
Section 363(f) of the Bankruptcy Code. All liens, claims, and encumbrances on the properties composing Lot 11 shall attach to the proceeds of the sale


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 7
of such properties to the same extent and with the same priority as if such property [ ] been sold. Notwithstanding the foregoing, AR may pay real estate taxes due and on [ ] Lot 1 at the closing thereof and AR may adjust the purchase price to effect an [ ] of accrued 1998 real estate taxes on Lot 1.

          8. At the closing of the sale, TBAC and Wilsons may, at their option [ ] Debtors to transfer and convey some or all of the properties of Lots 1,5, and 7 to [ ] more of their respective subsidiaries.

          9. Notification regarding the sale of Lot 1 to TBAC appears to be required [ ] subsection (a) of section 7A of the Clayton Act, and the Debtors and TBAC shall [ ] give their respective notifications thereunder. The closing of the sale of Lot 1 to [ ] shall be conditioned upon compliance with such statute. Therefore, the sale to TBAC [ ] be closed into escrow on or before the third business day after the auction, [ ] Debtors are authorized to appoint an escrow agent and to establish escrow [ ] reputable bank in Milwaukee, Wisconsin, into which the purchase price paid by [ ] shall be deposited and held pending satisfaction of subsection (a) of section 7A of [ ] Clayton Act.

          10. Upon the closing (1) of the sale to Wilsons with respect to lots 5 and [ ] (2) of the escrow and the effectiveness of the closing of the sale of Lot 1 to TBAC [ ] proceeds of sale shall then be deposited by the Debtors into interest-bearing [ ] Bank One-Milwaukee pending further order of this Court, and no funds shall be [ ] from such accounts without motion, notice, and order of this Court. The Debtors [ ]


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS     PAGE 8
notice of the making of such deposit to all persons on the Master Service List maintained in the Cases.

          11. The costs of operating the Assets during the interim periods from (1) the close of the auction to the closing with respect to the sale of Lots 5 and 7 to Wilsons, and (2) the close of the auction to the date upon which the purchase price and closing documents are released from escrow with respect to the sale of Lot 1 to TBAC, shall be reasonably negotiated among the parties whose counsel are signatories to this Order.

          12. The Debtors' authorization to sell the Assets is conditioned upon the prior entry of this Order by the Clerk of this Court.

          13. The Court retains exclusive jurisdiction to interpret and enforce the provisions of this Order and to resolve any dispute between the parties respecting the sale of the Assets to TBAC and Wilsons.




          SIGNED this 11 day of May, 1998.



                                    /s/ JAMES E. SHAPIRO
                                    -------------------------------------------
                                    HONORABLE JAMES E. SHAPIRO
                                    CHIEF BANKRUPTCY JUDGE




ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS    PAGE 9
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APPROVED AS TO FORM AND SUBSTANCE:

Josiah M. Daniel, III
WINSTEAD SECHREST & MINICK P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270
(214) 745-5332

and

Andrew M. Barnes
QUARLES & BRADY
411 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 277-5105


By: /s/ ANDREW M. BARNES
   ----------------------------------
   Andrew M. Barnes


ATTORNEYS FOR TANDY BRANDS
ACCESSORIES, INC.

FAEGRE & BENSON
2200 Norwest Center
90 South Seventh Street
Minneapolis, Minnesota 55402
(612) 336-3000


By: /s/ DENNIS M. RYAN
   ----------------------------------
   Dennis M. Ryan

ATTORNEYS FOR ROSEDALE WILSONS, INC.







ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS    PAGE 10

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Robert M. Fishman
Brian L. Shaw
SHAW, GUSSIS, DOMANSKIS & FISHMAN
111 West Washington Street, Suite 707
Chicago, Illinois 60602
(312) 541-0151


By: /s/ ROBERT M. FISHMAN
   ----------------------------------
   Robert M. Fishman


ATTORNEYS FOR DEBTORS


Peter C. Blain
REINHARD BOERNER VAN DEUREN
 NORRIS & RIESELBACH, S.C.
100 North Water Street
P.O. Box 82900
Milwaukee, Wisconsin 53202
(414) 298-1000


By: /s/ PETER C. BLAIN
   ----------------------------------
   Peter C. Blain


ATTORNEYS FOR BANK ONE-WISCONSIN,
FIRSTAR BANK MILWAUKEE, N.A., AND
HARRIS TRUST AND SAVINGS BANK


ORDER AUTHORIZING SALE OF PROPERTIES OF THE ESTATES PURSUANT TO
SECTION 363 OF THE BANKRUPTCY CODE FREE AND CLEAR OF LIENS AND CLAIMS    PAGE 11